                                                                    Exhibit 99.1

                                                             For Information
                                                             ---------------
                                                             Mark A. Hellerstein
                                                             Robert T. Hanley
                                                             303-861-8140

FOR IMMEDIATE RELEASE

        ST. MARY PROVIDES OPERATIONS UPDATE AND SCHEDULES SECOND QUARTER
                    2003 CONFERENCE CALL FOR AUGUST 7, 2003

DENVER, July 11, 2003 - St. Mary Land & Exploration Company (NYSE: SM) today provided an update of its operations for the second quarter of 2003.

During the second quarter 2003 St. Mary participated in the drilling of 38 wells, of which 36 were completed as producers (90% success rate). Significant wells completed in Northeast Mayfield in the Mid-Continent region were the Dykes
1-17 (St. Mary 19%) completed at an initial rate of 20,600 MCFED, the Bess 1-26
(St. Mary 58%) completed at an initial rate of 14,200 MCFED, the Heinsohn 4-36
(St. Mary 31%) completed at an initial rate of 7,100 MCFED and the Edgar 1 (St.
Mary 11%) completed at an initial rate of 5,600 MCFED. The Flynn 1-27 (St. Mary
60%) in Timber Creek in the Mid-Continent region was completed at a rate of
6,000 MCFED. In the ArkLaTex region, the Cook No.1-Alt (St. Mary 100% before payout) in the Terryville field produced at a rate of 4,000 MCFED, the Arnold
No. 5 (St. Mary 25%) in the Trinidad field had an initial production rate of
4,200 MCFED and the Gleason 22#1-Alt. (St. Mary 22%) produced at a rate of 4,500
MCFED. The Mathew Guidry well (St. Mary 54%) in the Erath field in the Gulf
Coast region had an initial production rate of 3,900 MCFED. Also in the Gulf
Coast region, the Parlange No. 4 (St. Mary 20% after payout) in the Judge Digby field reached payout and St. Mary began receiving its share of the 20,000 MCFED the well is currently producing. In the Williston Basin, the Lewis & Clark
2-4 (St. Mary 63%) in the Baker field had an initial production rate of 200
BOED. During the quarter the Company participated in the recompletion of 22 wells with a 73% success rate. Currently St. Mary is participating in the drilling of 17, wells and 23 wells are being completed.

The Company updated its forecast for the second quarter and full year of 2003 as follows:

                                           2nd Quarter              Year
                                           -----------              ----
  Oil & Gas Production                 20 - 21 BCFE         75 - 80 BCFE
  Lease operating expenses,
     including production taxes and
     transportation                     $1.10 - $1.15/MCFE    $1.10 - $1.20/MCFE
  General and administrative exp.       $0.29 - $0.32/MCFE    $0.29 - $0.33/MCFE
  Depreciation, depletion & amort.  $1.08 - $1.13/MCFE    $1.10 - $1.15/MCFE

St. Mary is scheduled to release second quarter 2003 earnings after the close of trading on the NYSE on August 6, 2003. The teleconference call to discuss second quarter results is scheduled for August 7, 2003 at 8:00 am (MDT). The call participation number is 888-424-5231. A digital recording of the conference call will be available two hours after the completion of the call, 24 hours per day through August 17 at 800-642-1687, conference number 1613788. International participants can dial 706-634-6088 to take part in the conference call and can access a replay of the call at 706-645-9291, conference number 1613788. In addition, the call will be broadcast live online at www.stmaryland.com. An audio
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recording of the conference call will be available at that site through August
17.

This release contains forward looking statements within the meaning of securities laws, including forecasts and projections for future periods. The words "will," "believe," "anticipate," "intend," "estimate," "forecast" and
"expect" and similar expressions are intended to identify forward looking statements. These statements involve known and unknown risks, which may cause
St. Mary's actual results to differ materially from results expressed or implied by the forward looking statements. These risks include such factors as the volatility and level of oil and natural gas prices, production rates and reserve replacement, reserve estimates, drilling and operating service availability and uncertainties in cash flow, the financial strength of hedge contract counterparties, the availability of attractive exploration and development and property acquisition opportunities and any necessary financing, expected acquisition benefits, competition, litigation, environmental matters, the potential impact of government regulations, and other such matters discussed in the "Risk Factors" section of St. Mary's 2002 Annual Report on Form 10-K filed with the SEC. Although St. Mary may from time to time voluntarily update its prior forward looking statements, it disclaims any commitment to do so except as required by securities laws.

                                    PR-03-10
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